UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2004

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive, Southlake, Texas (Address of principal executive offices)		76092
		(Zip Code)

Registrant’s telephone number, including area code :  (682) 605-1000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure

On August 23, 2004, Travelocity Europe, a joint venture of Sabre Holding Corporation’s Travelocity.com L.P. (“Travelocity”) and the Otto Group’s Otto Freizeit und Touristik GmbH (“OFT”), issued the news release attached hereto as Exhibit 99.1.  In the release, Travelocity announced that it intends to purchase from OFT, for 26.6 million Euros, the remaining portion (50%) of the non-German operations of Travelocity Europe that it does not already own.  Travelocity and Otto plan to continue their joint (50/50) ownership of the German operations of Travelocity Europe.  Completion of the proposed transaction, which is subject to regulatory approvals, is expected during the fourth quarter of 2004.

Attached hereto as Exhibit 99.2 is a script containing Questions and Answers that Sabre Holdings Corporation (the “Company”) intends to use when discussing this development with representatives of the financial community.

Item 9.01 (c)                            Exhibit(s)

Exhibit	Description
99.1	News release announcing that Travelocity intends to purchase the non-German operations of Travelocity Europe, issued by Travelocity Europe on August 23, 2004.
99.2	Scripted Questions and Answers (Q&A) dated August 23, 2004, to be used by Sabre Holdings Corporation when discussing this development with representatives of the financial community.

All of the information furnished in Item 7.01 of this report and the accompanying exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report and in the exhibits hereto which are not purely historical facts or which necessarily depend upon future events, including statements about the expected benefits of this transaction, forecasted financial projections or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to geopolitical developments, such as the risk of terrorist attacks; structural changes within the travel industry, such as increased competition from merchant model hotel offerings by our competitors; and the Company’s revenues being highly dependent on the travel and transportation industries.  The Company may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of the Company’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

(Registrant)

Date: August 23, 2004
/s/ James F. Brashear
(Signature)
Name: James F. Brashear
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1:	News release announcing that Travelocity intends to purchase the non-German operations of Travelocity Europe, issued by Travelocity Europe on August 23, 2004.

Exhibit 99.2:	Scripted Questions and Answers (Q&A) dated August 23, 2004, to be used by Sabre Holdings Corporation when discussing this development with representatives of the financial community.